Ex - 24

24(b)(15)(b)

Power of Attorney – Ron Wagley and Allan J. Hamilton

POWER OF ATTORNEY

                                                                                                                          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, THOMAS E. PIERPAN, and STEVEN SHEPARD, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ RON WAGLEY

Ron Wagley, Chairman of the Board

February 18, 2004
Date

POWER OF ATTORNEY

                                                                                                                          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, THOMAS E. PIERPAN, and STEVEN SHEPARD, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ ALLAN J. HAMILTON

Allan J. Hamilton, Vice President, Treasurer, Chief Financial Officer and Controller

April 9, 2004
Date